Supplement dated July 9, 2021
to the Statement of Additional Information (SAI), dated May 1, 2021, for the following funds (each, a Fund, and collectively, the Funds):
Fund
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio (VP) - Contrarian Core Fund
Columbia Variable Portfolio (VP) - Small Cap Value Fund
Columbia Variable Portfolio (VP) - Small Company Growth Fund
Effective immediately, the following disclosure is added to “Expense Limitations” in the “Investment Management and Other Services” section of the SAI:
Expense Reimbursement Arrangements
Effective July 1, 2021, the voluntary fee waiver/expense reimbursement arrangements for VP – Small Cap Value Fund as described in the “More Information About the Fund – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” section of the Fund’s prospectus have become contractual obligations. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2022, unless sooner terminated at the sole discretion of the Fund’s Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates as described in the “More Information About the Fund – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” section of the Fund’s prospectus.
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
Also effective July 1, 2021, the expense cap rates for VP – Contrarian Core Fund and VP – Small Company Growth Fund have changed to the following:
	Class 1	Class 2
VP – Contrarian Core Fund	0.71%	0.96%
VP – Small Company Growth Fund	0.89%	1.14%
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-6512-34 A (7/21)